UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 12, 2019

Date of report (Date of earliest event reported)

GENPREX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38244	90 - 0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Trinity Street, Bldg B, Suite 3.322, Austin, TX		78712
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02: Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Appointment of John N. Bonfiglio, PhD to Board of Directors

On February 12, 2019, the board of directors (the “Board”) of Genprex, Inc. (the “Company”) appointed John N. Bonfiglio, PhD to fill a vacancy on the Board. Dr. Bonfiglio will join Class III of the Board and serve until the 2020 annual meeting of stockholders. The Board appointed Dr. Bonfiglio to serve as a member of the audit committee, as a member of the compensation committee and as a member of the nominating and corporate governance committee of the Board.

Dr. Bonfiglio was not appointed pursuant to any arrangement or understanding with any person. Neither Dr. Bonfiglio nor any of his immediate family has been a party to any transaction with the Company, nor is any such transaction currently proposed, that would be reportable under Item 404(a) of Regulation S-K.

In accordance with the Company’s Outside Director Compensation Policy, on February 12, 2019, Dr. Bonfiglio was granted an option to purchase 45,976 shares of the company’s common stock at an exercise price equal to $1.45 per share, the closing price of the Company’s common stock on February 12, 2019.  One hundred percent (100%) of the shares subject to the option shall vest upon the earlier of (a) the one (1) year anniversary of February 12, 2019 and (b) the day prior to the Company's next annual meeting of the Company's stockholders occurring after the grant date, in each case, provided that Dr. Bonfiglio continues to serve as a Service Provider (as defined in the Company’s 2018 Equity Incentive Plan) to the Company through the applicable vesting date.

On February 19, 2019, the Company issued a press release announcing the appointment of Dr. Bonfiglio. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by the Company on February 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: February 19, 2019	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer
(Principal Financial Officer)